Exhibit 10.5

EIGHTH AMENDMENT

TO
LOAN AND SECURITY AGREEMENT

This Eighth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of June 21, 2024, by and between Banc of California, a California state-chartered bank (formerly known as Pacific Western Bank) (“Bank”) and PRECISION BIOSCIENCES, INC. (“Precision” or “Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of May 15, 2019 (as has been and may be further amended, restated, supplemented, or otherwise modified from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)
Amendments:

a)
Precision hereby confirms that the necessary filings were made with the Delaware Secretary of State to dissolve PRECISION PLANTSCIENCES, INC., and that such dissolution was effective as of September 6, 2022. Bank and each Borrower hereby agree that the Agreement and any other Loan Documents are hereby amended wherever necessary to remove PRECISION PLANTSCIENCES, INC. as a Borrower thereunder.

b)
Pacific Western Bank has changed its name to Banc of California. Bank and Borrower hereby agree that the Agreement and each other Loan Document are hereby amended wherever necessary to reflect this change.

c)
Exhibit A to the Agreement is amended by amending and restating in their entirety, the following defined terms and their respective definitions, to read as follows:

“Credit Card Maturity Date” means July 31, 2024.

“Revolving Maturity Date” means July 31, 2024.

2)
No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank's failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

3)
Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

4)
Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5)
This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Executed copies of this Amendment or the signature pages of this Amendment sent by facsimile or transmitted electronically in Portable Document Format (“PDF”) or any similar format, or transmitted electronically by digital image, DocuSign, or other means of electronic transmission, shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
6)
The terms of Article 11 of the Agreement are incorporated by reference herein, mutatis mutandis.
7)
As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
a)
this Amendment, duly executed by Borrower and Bank;
b)
payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s deposit accounts maintained with Bank; and
c)
such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

PRECISION BIOSCIENCES, INC.	BANC OF CALIFORNIA
By: /s/ Alex Kelly Name: Alex Kelly Title: Chief Financial Officer	By: /s/ Ryan Kelley Name: Ryan Kelley Title: Vice President Client Manager